UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDEQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

      * The registrant’s Class A common stock began trading exclusively on the over-the-counter market on July 7, 2023 under the symbol “RIDEQ.” The NASDAQ Global Select Market filed a Form 25 with the Securities and Exchange Commission on July 27, 2023 to remove the registrant’s Class A common stock from listing and registration on the NASDAQ Global Select Market. Delisting became effective ten days thereafter and deregistration under Section 12(b) of the Act will become effective 90 days later.

Item 8.01	Other Events.

As previously disclosed, on June 27, 2023 (the “Petition Date”), Lordstown Motors Corp., a Delaware corporation (the “Company”), and its subsidiaries (collectively, the “Debtors”), commenced voluntary proceedings under chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re: Lordstown Motors Corp., et al., Cases No. 23-10831 through 23-10833 (the “Chapter 11 Cases”).

On September 1, 2023, the Debtors filed the Joint Chapter 11 Plan of Lordstown Motors Corp. and Its Affiliated Debtors (the “Proposed Plan”) and accompanying Disclosure Statement Pursuant to 11 U.S.C. § 1125 with Respect to Joint Chapter 11 Plan of Lordstown Motors Corp. and Its Affiliated Debtors (the “Proposed Disclosure Statement”).  The Proposed Plan and the related Proposed Disclosure Statement describe, among other things, the terms of the Proposed Plan; the events leading up to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and certain other aspects of the Proposed Plan.  The Proposed Plan and Proposed Disclosure Statement remain subject to material change and approval by the Bankruptcy Court as set forth in more detail herein and therein.

The Proposed Plan would, among other provisions: (i) provide an orderly structure for distributions to holders of claims of creditors (“Claims”) and equity interests of shareholders (“Interests”), (ii) seek to subordinate preferred and common equity Interests in the Company held by Hon Hai Precision Industry Co., Ltd., and certain of its affiliates, known as Foxconn (“Foxconn”), to those Interests of other holders of the Company’s Class A common stock, (iii) preserve retained causes of action, including against Foxconn, to be pursued by the post-effective date Company, (iv) seek to preserve the value of the Company’s net operating losses/tax attributes, by leaving preferred and common equity Interests in the post-effective Company in place, and (v) substantively consolidate the Debtors for the limited purposes of making distributions under the Proposed Plan. It is unknown what, if any, future operations the Debtors will have following the effective date of the Proposed Plan.

In general, the Proposed Plan divides Claims and Interests into separate classes, specifies the sources of consideration that each class is to receive under the Proposed Plan, and contains other provisions necessary to implement the Proposed Plan.  The Proposed Plan sets forth in more detail how Claims and Interests will be classified and the proposed treatment to be received by each class of Claims and Interests. Holders of Claims and Interest in the Debtors that are in a class that is impaired under the Proposed Plan are entitled to vote to accept or reject the Proposed Plan unless their class is deemed to accept or reject pursuant to the terms of the Proposed Plan. As more fully set forth in the Proposed Plan and the Proposed Disclosure Statement, the Proposed Plan separately classifies (A) general unsecured claims that are held by insiders and governmental units or that are non-insider indemnification claims against the Debtors related to any litigation existing as of the Petition Date (collectively “Other General Unsecured Claims”) from (B) other general unsecured claims (collectively, “General Unsecured Trade Claims”).  The Proposed Plan provides that distributions to holders of General Unsecured Trade Claims will be funded from a pool of cash in an amount to be determined (and subject to adjustment as may be agreed by the Debtors and the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Committee”) or determined by the Bankruptcy Court). All other distributions under the Proposed Plan would come from the Debtors’ other assets, which would generally be distributed, subject to the terms of the Proposed Plan, to classes of Claims and Interests in order of their respective priorities under the Bankruptcy Code, with distributions not being made to lower priority classes until classes having higher priority are fully paid, all as set forth in more detail in and subject to the provisions of the Proposed Plan. Any recoveries to holders of Claims and Interests, including holders of the Class A common stock, remain to be determined. No assurance can be made with respect to any distributions or recoveries with respect to Claims or Interests under the Proposed Plan.

The Proposed Plan contemplates releases to directors and officers of the Debtors unless identified as an “Excluded Party” in the Proposed Plan or on a schedule to be filed with the Bankruptcy Court (former directors/officers and Foxconn are included in the definition of Excluded Parties under the Proposed Plan). Subject to the Bankruptcy Court’s approval, the releases would be binding on holders of Claims and Interests unless such holders are impaired under the Proposed Plan, object to the releases, or opt-out of the releases or unless otherwise set forth in the Proposed Plan.

The descriptions of the Proposed Plan and Proposed Disclosure Statement, and the summaries of their terms, included in this Current Report are qualified in their entirety by reference to the Proposed Plan and Proposed Disclosure Statement. The Proposed Plan and Proposed Disclosure Statement, as well as other Bankruptcy Court filings and further information about the Chapter 11 Cases can be accessed free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/lordstown. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Form 8-K.

Neither the Debtors’ filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report, is a solicitation of votes to accept or reject the Proposed Plan. Votes on the Proposed Plan will be solicited in accordance with the solicitation and voting procedures to be filed with and subject to approval by the Bankruptcy Court and applicable law.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change (including substantial change), whether as a result of amendments, supplements, or other modifications to the Proposed Plan, third-party actions, or otherwise.  The Proposed Plan is not binding on any party, including the Debtors, unless and until it is confirmed by the Bankruptcy Court and consummated.  Information in the Proposed Disclosure Statement is subject to change and further supplement.

Cautionary Note Regarding Trading in the Company’s Class A Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company cannot be certain that holders of the Class A common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases. As a result, the currently outstanding shares of Class A common stock may have little or no value. Trading prices for the Company’s Class A common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” “may,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, those factors include, but are not limited to the risks and uncertainties regarding changes to the terms and conditions of the Proposed Plan and Proposed Disclosure Statement before they become final; the approvals required from the Bankruptcy Court and stakeholders that will be entitled to vote on the Proposed Plan; our ability to successfully complete the Chapter 11 Cases, including our ability to successfully market and sell all, substantially all or some of our assets, to successfully resolve litigation and other claims that may be filed against us, and to finish developing, negotiating, confirming and consummating the Proposed Plan or any Chapter 11 plan; our ability to obtain timely approval of the Bankruptcy Court with respect to our motions filed in the Chapter 11 Cases; the adverse impact of the Chapter 11 Cases on our business, financial condition and results of operations; the impact of the SEC investigation and any other pending or future litigation or claims asserted with respect to or by the Company, and possible claims by suppliers for our inability to meet obligations to them, the availability of insurance coverage with respect to such litigation or claims, adverse publicity with respect to these matters, as well as the significant ongoing costs associated with such litigation; the outcome of our efforts to market and sell our assets in connection with the Chapter 11 Cases and ability to realize value for such assets; our ability to retain key employees, and the costs associated therewith, to facilitate the Chapter 11 Cases, and the impact of the loss of employees on our prospects for realizing any value from any sale of our assets; risks regarding our limited liquidity and unlikely access to financing as we continue to incur significant costs during and in connection with, the Chapter 11 Cases, have significant known and contingent liabilities and claims for which we will continue to incur legal costs and may be subject to significant uninsured losses, face uncertainty as to the ability to realize value through the sale of our assets and litigation claims, and other claims that may be filed against us, lack any meaningful revenue stream and do not expect an ongoing business following the Chapter 11 Cases; and the actions and decisions of our stakeholders and other third parties who have interests in our Chapter 11 Cases that may be inconsistent with our operational and strategic plans and adversely impact the Chapter 11 Cases or our ability to realize value from any of our assets.

In light of these risks and uncertainties, we caution you not to place undue reliance on these forward-looking statements and the periodic financial information reported to the Bankruptcy Court, which is not presented in accordance with GAAP and may differ materially from information that has been or may in the future be provided in our periodic SEC filings and may reflect estimates based on assumptions that may change significantly during the course of the Chapter 11 Cases or due to other contingencies (and which is also subject to the further qualifications provided therein with respect thereto). Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
Date: September 5, 2023	Title:	Chief Financial Officer